UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011 (June 14, 2011)

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100

Westlake, TX 76262

(Address of principal executive offices, including Zip Code)

(817) 961-2100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 14, 2011, Solera Holdings, Inc. (the “Company”) filed a Form 8-K to report that it had closed its acquisition of Explore Information Services, LLC (“Explore”). This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required audited financial statements of Explore as of September 30, 2010 and for the year then ended are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The required unaudited financial statements of Explore as of March 31, 2011 and for the six months ended March 31, 2011 and 2010 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information (i) as of and for the nine months ended March 31, 2011 and (ii) for the twelve months ended June 30, 2010 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/S/ JASON BRADY
Date: August 26, 2011	Name:	Jason Brady
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors.

99.1	Audited financial statements of Explore Information Services, LLC as of and for the year ended September 30, 2010.

99.2	Unaudited condensed financial statements of Explore Information Services, LLC as of March 31, 2011 and September 30, 2010, and for the three and six months ended March 31, 2011 and 2010.

99.3	Unaudited pro forma condensed combined financial information of Solera Holdings, Inc. and Explore Information Services, LLC as of and for the nine months ended March 31, 2011 and for the twelve months ended June 30, 2010.